Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2010

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Insurer Financial Strength The Cincinnati Insurance Companies	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of October 27, 2010, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Third Quarter 2010

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

2010 Third-Quarter Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference - Third Quarter 2010
(all data shown is for the three months ended or as of September 30, 2010)

		Year over year			Year over year
	9/30/2010	change %		9/30/2010	Change %
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$511	(3)	Commercial lines loss and loss expenses	$387	18
Personal lines net written premiums	208	9	Personal lines loss and loss expenses	132	6
Surplus lines net written premiums	17	40	Surplus lines loss and loss expenses	12	160
Property casualty net written premiums	736	1	Life and accident and health losses and policy benefits	44	10
Life and accident and health net written premiums	43	8	Underwriting, acquisition and insurance expenses	258	5
Annuity net written premiums	37	(48)	Other operating expenses	4	0
Life, annuity and accident and health net written premiums	80	(28)	Interest expenses	13	(7)
Commercial lines net earned premiums	547	(1)	Total expenses	850	11
Personal lines net earned premiums	182	7	Net income before income taxes	221	(10)
Surplus lines net earned premiums	14	67	Total income tax	65	(11)
Property casualty net earned premiums	743	1
Life and accident and health net earned premiums	41	24	Balance Sheet:
Investment income	128	1
Realized gains on investments	155	41	Fixed maturity investments	$8,466
Other income	4	0	Equity securities	2,757
Total revenues	1,071	6	Short-term investments	-
			Other invested assets	82
Income:			Total invested assets	$11,305

			Equity in net assets of subsidiaries	$4,467

Operating income	$56	(42)	Loss and loss expense reserves	$4,225
Net realized investment gains and losses	100	33	Total debt	839
Net income	156	(9)	Shareholders' equity	5,010

Per share (diluted):			Key ratios:

Operating income	$0.34	(42)	Commercial lines GAAP combined ratio	103.4%
Net realized investment gains and losses	0.61	33	Personal lines GAAP combined ratio	103.4
Net income	0.95	(10)	Property casualty GAAP combined ratio	103.9
Book value	30.80	8
Weighted average shares – diluted	163,175,682	0	Commercial lines STAT combined ratio	105.5%
			Personal lines STAT combined ratio	100.7
			Property casualty STAT combined ratio	104.5

			Value creation ratio	7.1%

2010 Third-Quarter Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2010

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$2,303	$-	$-	$-	$-	$-	$2,303
Life	-	-	152	-	-	-	-	152
Accident health	-	-	5	-	-	-	-	5
Premiums ceded	-	(124)	(37)	-	-	-	-	(161)
Total earned premium	-	2,179	120	-	-	-	-	2,299
Investment income	31	259	97	1	-	-	-	388
Realized gain on investments	14	128	(1)	(1)	-	-	-	140
Other income	11	3	1	5	-	12	(23)	9
Total revenues	$56	$2,569	$217	$5	$-	$12	$(23)	$2,836

Benefits & expenses:
Losses & policy benefits	$-	$1,537	$174	$-	$-	$-	$(3)	$1,708
Reinsurance recoveries	-	23	(45)	-	-	-	-	(22)
Underwriting, acquisition and insurance expenses	-	721	51	-	-	-	-	772
Other operating expenses	17	-	-	3	-	11	(20)	11
Interest expense	39	-	-	1	-	-	-	40
Total expenses	$56	$2,281	$180	$4	$-	$11	$(23)	$2,509

Income before income taxes	$-	$288	$37	$1	$-	$1	$-	$327

Provision (benefit) for income taxes:
Current operating income	$-	$36	$(4)	$1	$-	$1	$-	$34
Capital gains/losses	5	45	-	-	-	-	-	50
Deferred	(10)	(15)	18	(1)	-	-	-	(8)
Total provision for income taxes	$(5)	$66	$14	$-	$-	$1	$-	$76

Operating income (loss)	$(4)	$139	$24	$2	$-	$-	$-	$161

Net income - current year	$5	$222	$23	$1	$-	$-	$-	$251

Net income (loss) - prior year	$52	$130	$5	$-	$(1)	$-	$1	$187

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2010 Third-Quarter Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2010

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$785	$-	$-	$-	$-	$-	$785
Life	-	-	52	-	-	-	-	52
Accident health	-	-	2	-	-	-	-	2
Premiums ceded	-	(42)	(13)	-	-	-	-	(55)
Total earned premium	-	743	41	-	-	-	-	784
Investment income	11	85	32	-	-	-	-	128
Realized gain (loss) on investments	13	141	1	-	-	-	-	155
Other income	4	2	-	2	-	4	(8)	4
Total revenues	$28	$971	$74	$2	$-	$4	$(8)	$1,071

Benefits & expenses:
Losses & policy benefits	$-	$553	$59	$-	$-	$-	$(1)	$611
Reinsurance recoveries	-	(21)	(15)	-	-	-	-	(36)
Underwriting, acquisition and insurance expenses	-	240	18	-	-	-	-	258
Other operating expenses	6	-	-	1	-	4	(7)	4
Interest expense	13	-	-	-	-	-	-	13
Total expenses	$19	$772	$62	$1	$-	$4	$(8)	$850

Income before income taxes	$9	$199	$12	$1	$-	$-	$-	$221

Provision (benefit) for income taxes:
Current operating income	$(2)	$8	$(2)	$-	$-	$-	$-	$4
Capital gains/losses	5	50	-	-	-	-	-	55
Deferred	(1)	1	6	-	-	-	-	6
Total provision (benefit) for income taxes	$2	$59	$4	$-	$-	$-	$-	$65

Operating income (loss)	$(1)	$49	$7	$1	$-	$-	$-	$56

Net income - current year	$7	$140	$8	$1	$-	$-	$-	$156

Net income (loss)- prior year	$13	$149	$9	$-	$-	$-	$-	$171

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2010 Third-Quarter Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)		$5,924	$5,804	$5,759	$5,663	$5,521	$5,169	$4,804
Equities (fair value)		1,927	1,862	2,013	1,910	2,477	2,247	1,986
Short-term investments (fair value)		-	-	-	5	10	11	13
Fixed maturities - pretax net unrealized gain (loss)		494	363	287	242	301	25	(36)
Equities - pretax net unrealized gain		476	457	635	592	594	487	347
Loss and loss expense reserves - STAT		3,799	3,781	3,689	3,639	3,656	3,674	3,555
Equity GAAP		4,652	4,429	4,506	4,405	4,283	3,795	3,512
Surplus - STAT		3,641	3,537	3,692	3,648	3,472	3,241	3,105

The Cincinnati Life Insurance Company
Fixed maturities (fair value)		$2,267	$2,259	$2,055	$1,927	$1,868	$1,694	$1,534
Equities (fair value)		108	100	114	108	123	103	89
Short-term investments (fair value)		-	-	-	-	1	1	-
Fixed maturities - pretax net unrealized gain (loss)		1	156	110	72	67	(43)	(94)
Equities - pretax net unrealized gain (loss)		1	(7)	7	1	11	(8)	(27)
Equity - GAAP		458	729	700	666	653	563	454
Surplus - STAT		316	307	310	300	283	270	254

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$4,309	$4,183	$4,304	$4,351	$4,295	$4,366	$4,367	$4,362
Equities (fair value)	2,432	3,210	3,537	4,226	4,595	5,201	5,411	5,472
Short-term investments (fair value)	19	162	-	51	50	19	72	3
Fixed maturities - pretax net unrealized gain (loss)	(108)	(132)	(33)	39	58	23	(30)	44
Equities - pretax net unrealized gain	627	1,012	1,227	1,831	2,077	2,657	2,917	3,017
Loss and loss expense reserves - STAT	3,494	3,507	3,534	3,448	3,398	3,461	3,374	3,373
Equity GAAP	3,667	3,947	4,011	4,498	4,784	5,282	5,404	5,272
Surplus - STAT	3,360	3,687	3,650	4,027	4,307	4,782	4,937	4,741

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,467	$1,483	$1,551	$1,534	$1,465	$1,475	$1,415	$1,384
Equities (fair value)	122	200	265	307	371	459	478	539
Short-term investments (fair value)	-	-	-	-	51	18	29	16
Fixed maturities - pretax net unrealized gain (loss)	(115)	(79)	(35)	-	6	4	(4)	20
Equities - pretax net unrealized gain	(7)	61	92	127	162	225	254	305
Equity - GAAP	471	530	617	661	685	724	730	739
Surplus - STAT	290	371	420	453	477	485	491	483

2010 Third-Quarter Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2010	2009	Change	% Change	2010	2009	Change	% Change
Underwriting income
Net premiums written	$736	$730	$6	1	$2,241	$2,231	$10	nm
Unearned premiums increase	(7)	(3)	(4)	(133)	62	33	29	88
Earned premiums	$743	$733	$10	1	$2,179	$2,198	$(19)	(1)

Losses incurred	$437	$368	$69	19	$1,296	$1,350	$(54)	(4)
Allocated loss expenses incurred	44	45	(1)	(2)	127	130	(3)	(2)
Unallocated loss expenses incurred	51	47	4	9	137	143	(6)	(4)
Other underwriting expenses incurred	239	246	(7)	(3)	724	708	16	2
Workers compensation dividend incurred	3	3	-	nm	10	13	(3)	(23)

Total underwriting deductions	$774	$709	$66	9	$2,294	$2,344	$(50)	(2)
Net underwriting losses	$(31)	$24	$(55)	nm	$(115)	$(146)	$31	21

Investment income
Gross investment income earned	$88	$88	$-	nm	$268	$255	$13	5
Net investment income earned	87	87	-	nm	264	251	13	5
Net realized capital gains (losses)	90	54	36	67	84	15	69	460
Net investment gains (excl. subs)	$177	$141	$36	26	$348	$266	$82	31
Dividend from subsidiary	-	-	-	-	-	-	-	-
Net investment gains (net of tax)	$177	$141	$36	26	$348	$266	$82	31

Other income	$1	$2	$(1)	(50)	$3	$4	$(1)	(25)

Net income (loss) before federal income taxes	$147	$167	$(20)	(12)	$236	$124	$112	90
Federal and foreign income taxes incurred	$8	$25	$(17)	(68)	$34	$(6)	$40	nm
Net income (loss)(statutory)	$139	$142	$(3)	(2)	$202	$130	$72	55

* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies

2010 Third-Quarter Supplemental Financial Data

Cincinnati Insurance Companies
Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Detail
New losses greater than $4,000,000		$17	$11	$6	$9	$18	$21	$9	$17	$30	$34	$48		$57
New losses $1,000,000-$4,000,000		36	30	35	37	43	39	28	64	67	100	110		147
New losses $250,000-$1,000,000		46	52	52	48	56	47	62	104	109	150	164		212
Case reserve development above $250,000		66	30	37	89	51	70	56	68	125	134	177		265
Large losses subtotal		$165	$123	$130	$183	$168	$177	$155	$253	$331	$418	$499		$681
IBNR incurred		16	11	12	19	12	39	18	23	58	41	69		89
Catastrophe losses incurred		28	99	15	(12)	6	118	53	114	171	143	177		165
Remaining incurred		228	241	228	166	182	191	232	468	422	694	605		771
Total losses incurred		$437	$474	$385	$356	$368	$525	$458	$858	$982	$1,296	$1,350		$1,706
Commercial Loss Detail
New losses greater than $4,000,000		$17	$11	$6	$9	$13	$21	$9	$17	$30	$34	$43		$52
New losses $1,000,000-$4,000,000		28	22	32	34	33	36	26	54	62	82	96		130
New losses $250,000-$1,000,000		37	40	40	35	44	39	47	80	86	117	129		164
Case reserve development above $250,000		62	29	32	83	49	63	51	61	114	123	163		245
Large losses subtotal		$144	$102	$110	$161	$139	$159	$133	$212	$292	$356	$431		$591
IBNR incurred		10	7	9	28	11	37	18	17	56	27	67		95
Catastrophe losses incurred		17	57	10	(10)	(7)	57	14	66	71	84	64		54
Remaining incurred		141	152	152	88	113	113	156	304	268	444	382		470
Total losses incurred		$312	$318	$281	$267	$256	$366	$321	$599	$687	$911	$944		$1,210
Personal Loss Detail
New losses greater than $4,000,000		$-	$-	$-	$-	$5	$-	$-	$-	$-	$-	$5		$5
New losses $1,000,000-$4,000,000		5	7	3	3	10	3	2	10	5	15	14		17
New losses $250,000-$1,000,000		7	10	10	13	12	8	15	20	23	27	35		48
Case reserve development above $250,000		4	1	3	5	2	7	5	4	11	8	14		19
Large losses subtotal		$16	$18	$16	$21	$29	$18	$22	$34	$39	$50	$68		$89
IBNR incurred		4	2	1	(10)	-	-	(1)	2	(1)	7	(1)		(11)
Catastrophe losses incurred		11	43	5	(2)	13	61	39	48	100	59	113		111
Remaining incurred		84	83	75	76	65	76	75	159	151	243	216		292
Total losses incurred		$115	$146	$97	$85	$107	$155	$135	$243	$289	$359	$396		$481
Excess & Surplus Loss Detail
New losses greater than $4,000,000		-	-	-	-	-	-	-	-	-	-	-		-
New losses $1,000,000-$4,000,000		3	-	-	-	-	-	-	-	-	3	-		-
New losses $250,000-$1,000,000		2	3	2	-	-	-	-	5	-	6	-		-
Case reserve development above $250,000		-	-	2	1	-	-	-	2	-	3	-		1
Large losses subtotal		$5	$3	$4	$1	$-	$-	$-	$7	$-	$12	$-		$1
IBNR incurred		2	2	2	1	1	2	1	5	3	7	3		5
Catastrophe losses incurred		-	-	-	-	-	-	-	-	-	-	-		-
Remaining incurred		3	4	1	2	4	2	1	4	3	7	7		9
Total losses incurred		$10	$9	$7	$4	$5	$4	$2	$16	$6	$26	$10		$15

* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  The sum of quarterly amounts may not equal the full year as each is computed independently.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Third-Quarter Supplemental Financial Data

Cincinnati Insurance Companies
Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Ratio
New losses greater than $4,000,000		2.3%	1.5%	0.8%	1.3%	2.5%	2.8%	1.3%	1.2%	2.0%	1.6%	2.2%		2.0%
New losses $1,000,000-$4,000,000		4.8	4.0	4.9	5.2	5.9	5.3	3.8	4.6	4.5	4.6	5.0		5.1
New losses $250,000-$1,000,000		6.2	7.2	7.4	6.7	7.5	6.4	8.4	7.2	7.5	6.9	7.4		7.3
Case reserve development above $250,000		8.9	4.2	5.3	12.4	7.0	9.6	7.6	4.7	8.5	6.2	8.0		9.0
Large losses subtotal		22.2%	16.9%	18.4%	25.6%	22.9%	24.1%	21.1%	17.7%	22.5%	19.3%	22.6%		23.4%
IBNR incurred		2.3	1.6	1.7	2.7	1.7	5.3	2.5	1.6	3.9	1.8	3.2		3.0
Total catastrophe losses incurred		3.8	13.6	2.1	(1.7)	0.9	16.1	7.2	7.9	11.6	6.5	8.1		5.7
Remaining incurred		30.5	33.0	32.1	23.3	24.7	26.1	31.7	32.6	29.0	31.9	27.5		26.5
Total loss ratio		58.8%	65.1%	54.3%	49.9%	50.2%	71.6%	62.5%	59.8%	67.0%	59.5%	61.4%		58.6%
Commercial Loss Ratio
New losses greater than $4,000,000		3.1%	2.0%	1.1%	1.7%	2.4%	3.7%	1.7%	1.6%	2.7%	2.1%	2.6%		2.4%
New losses $1,000,000-$4,000,000		5.1	4.1	6.1	6.4	6.1	6.5	4.7	5.1	5.6	5.1	5.8		5.9
New losses $250,000-$1,000,000		6.7	7.4	7.7	6.5	7.8	7.0	8.4	7.5	7.7	7.3	7.8		7.5
Case reserve development above $250,000		11.4	5.4	6.2	15.5	8.8	11.4	9.1	5.8	10.3	7.7	9.8		11.1
Large losses subtotal		26.3%	18.9%	21.1%	30.1%	25.1%	28.6%	23.9%	20.0%	26.3%	22.2%	26.0%		26.9%
IBNR incurred		1.9	1.3	1.8	5.3	2.0	6.7	3.3	1.6	5.0	1.7	4.0		4.3
Total catastrophe losses incurred		3.2	10.5	1.8	(1.8)	(1.2)	10.3	2.5	6.2	6.4	5.2	3.8		2.5
Remaining incurred		25.7	28.3	29.0	16.6	20.3	20.4	27.9	28.6	24.1	27.6	22.9		21.4
Total loss ratio		57.1%	59.0%	53.7%	50.2%	46.2%	66.0%	57.6%	56.4%	61.8%	56.7%	56.7%		55.1%
Personal Loss Ratio
New losses greater than $4,000,000		0.0%	0.0%	0.0%	0.0%	2.9%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%		0.7%
New losses $1,000,000-$4,000,000		2.8	4.4	1.5	1.6	5.7	1.9	0.8	3.0	1.4	2.9	2.8		2.5
New losses $250,000-$1,000,000		4.0	5.6	5.5	7.5	7.0	4.8	8.6	5.6	6.7	5.0	6.7		6.9
Case reserve development above $250,000		2.0	0.6	1.9	3.2	1.3	3.7	3.0	1.2	3.3	1.5	2.7		2.9
Large losses subtotal		8.8%	10.6%	8.9%	12.3%	16.9%	10.4%	12.4%	9.8%	11.4%	9.4%	13.2%		13.0%
IBNR incurred		2.4	0.9	0.3	(5.7)	(0.2)	0.1	(0.6)	0.6	(0.3)	1.2	(0.3)		(1.6)
Total catastrophe losses incurred		6.0	23.8	3.0	(1.4)	7.9	35.4	22.6	13.5	29.0	11.0	22.0		16.1
Remaining incurred		46.0	47.1	43.1	44.2	38.5	44.2	43.9	45.1	44.1	45.4	42.2		42.7
Total loss ratio		63.2%	82.4%	55.3%	49.4%	63.1%	90.1%	78.3%	69.0%	84.2%	67.0%	77.1%		70.2%
Excess & Surplus Loss Ratio
New losses greater than $4,000,000		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%
New losses $1,000,000-$4,000,000		19.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.1	0.0		0.0
New losses $250,000-$1,000,000		16.7	22.8	16.9	4.4	0.0	0.0	0.0	19.9	0.0	18.7	0.0		1.5
Case reserve development above $250,000		2.5	2.7	20.7	5.5	0.0	0.0	0.0	11.6	0.0	13.1	0.0		1.9
Large losses subtotal		38.6%	25.5%	37.6%	9.9%	0.0%	0.0%	0.0%	31.5%	0.0%	38.9%	0.0%		3.4%
IBNR incurred		14.9	23.5	18.4	11.4	5.6	26.7	22.4	23.7	24.9	18.5	16.5		14.8
Total catastrophe losses incurred		4.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.7	0.0		0.0
Remaining incurred		14.2	32.5	9.4	21.1	46.7	32.8	29.1	18.3	31.3	18.8	38.0		32.3
Total loss ratio		72.3%	81.5%	65.4%	42.4%	52.3%	59.5%	51.5%	73.5%	56.2%	77.9%	54.5%		50.5%

* Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Third-Quarter Supplemental Financial Data

Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended									Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10		3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Claim Count
New losses greater than $4,000,000		3	2		1	2	4	4	2	3	6	6	10		12
New losses $1,000,000-$4,000,000		20	18		19	19	26	22	16	37	38	57	64		83
New losses $250,000-$1,000,000		112	117		123	107	130	114	149	240	263	352	393		500
Case reserve development above $250,000		101	73		77	122	81	108	89	150	197	251	278		400
Large losses total		236	210		220	250	241	248	256	430	504	666	745		995
Commercial Loss Claim Count
New losses greater than $4,000,000		3	2		1	2	3	4	2	3	6	6	9		11
New losses $1,000,000-$4,000,000		15	12		17	17	20	19	15	29	34	44	54		71
New losses $250,000-$1,000,000		88	88		95	77	101	92	112	183	204	271	305		382
Case reserve development above $250,000		93	70		67	108	74	93	77	137	170	230	244		352
Large losses total		199	172		180	204	198	208	206	352	414	551	612		816
Personal Loss Claim Count
New losses greater than $4,000,000		-	-		-	-	1	-	-	-	-	-	1		1
New losses $1,000,000-$4,000,000		3	6		2	2	6	3	1	8	4	11	10		12
New losses $250,000-$1,000,000		19	24	-	24	29	29	22	37	48	59	67	88		117
Case reserve development above $250,000		7	2		5	13	7	15	12	7	27	14	34		47
Large losses total		29	32		31	44	43	40	50	63	90	92	133		177
Excess & Surplus Loss Claim Count
New losses greater than $4,000,000		-	-		-	-	-	-	-	-	-	-	-		-
New losses $1,000,000-$4,000,000		2	-		-	-	-	-	-	-	-	2	-		-
New losses $250,000-$1,000,000		5	5		4	1	-	-	-	9	-	14	-		1
Case reserve development above $250,000		1	1		5	1	-	-	-	6	-	7	-		1
Large losses total		8	6		9	2	-	-	-	15	-	23	-		2
The sum of quarterly amounts may not equal the full year as each is computed independently.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Third-Quarter Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Risk State by Line of Business for the Nine Months Ended September 30, 2010

(Dollars in millions)	Standard Market										Surplus Lines			Standard Market		*Consolidated
	Commercial Lines							Personal Lines			Commercial	Consolidated		Commercial	Personal	Total
	Comm	Comm	Comm	Workers'	Specialty	Surety &	Mach. &	Pers	Home	Other	Casualty	2010	2009	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	& Prop	Total	Total	%	%	%

AL	$12.3	$13.5	$5.6	$0.9	$6.3	$1.5	$0.7	$12.6	$19.1	$4.4	$1.5	$78.3	$79.2	(3.7)	nm	(1.1)
AZ	7.2	4.8	6.7	1.0	0.7	0.7	0.5	0.8	0.8	0.3	0.6	24.0	24.2	(5.5)	58.9	(0.7)
AR	6.3	8.4	4.4	2.4	3.7	1.3	0.5	2.4	2.7	0.8	0.9	33.7	33.5	(3.4)	16.2	0.6
CO	2.2	2.8	1.3	0.2	-	0.4	0.2	-	0.1	-	0.3	7.7	1.5	440.3	19.5	418.4
CT	0.1	0.1	0.1	0.1	-	-	-	-	-	-	-	0.4	0.4	6.1	34.3	9.8
DE	1.7	1.1	1.3	2.2	0.3	0.1	0.1	-	-	-	-	6.8	6.4	5.8	5.1	5.8
FL	16.5	16.5	6.6	0.8	1.5	1.8	0.7	7.3	10.3	2.0	1.5	65.4	70.3	(5.7)	(16.0)	(7.0)
GA	18.5	17.1	13.0	8.9	6.0	4.4	0.9	24.4	22.1	6.6	3.2	125.1	124.3	(3.3)	4.2	0.7
ID	5.7	3.5	4.0	0.1	0.6	0.8	0.2	0.9	0.5	0.1	0.3	16.7	17.5	(11.7)	272.8	(4.1)
IL	41.8	31.9	20.1	36.0	9.1	5.5	2.2	20.8	15.9	5.4	3.8	192.6	199.0	(7.1)	10.2	(3.3)
IN	30.8	26.6	15.9	17.8	6.2	5.1	1.9	22.1	20.4	5.5	4.8	156.9	160.4	(6.7)	6.6	(2.2)
IA	14.6	11.4	6.8	15.7	3.3	2.6	1.1	2.9	3.0	1.4	0.7	63.3	64.9	(4.7)	10.7	(2.5)
KS	6.2	7.2	3.8	6.5	2.5	1.3	0.4	3.5	4.3	1.0	0.4	37.2	36.3	0.6	7.8	2.4
KY	15.5	17.1	10.2	2.4	4.4	2.4	0.9	17.7	13.4	3.8	1.8	89.6	85.5	(0.5)	11.5	4.8
MD	9.5	5.6	8.0	6.8	1.0	1.5	0.3	0.5	1.4	0.5	1.0	36.0	36.8	(4.9)	26.3	(2.2)
MI	22.6	15.9	10.1	10.7	8.0	4.5	1.5	9.8	11.0	2.5	2.1	98.7	98.3	(2.8)	9.0	0.4
MN	14.1	12.0	6.4	5.4	2.7	1.7	1.0	5.5	4.9	2.8	1.4	58.0	57.2	(2.2)	12.4	1.3
MO	15.6	15.2	9.9	9.3	4.4	2.1	0.9	3.0	4.0	1.0	2.1	67.3	67.2	(3.8)	23.3	0.2
MT	8.6	5.5	4.8	0.1	0.9	0.5	0.4	1.2	1.0	0.2	0.3	23.4	24.8	(9.6)	43.5	(5.7)
NE	4.8	4.5	2.7	4.9	1.1	0.8	0.3	0.5	0.7	0.2	0.4	21.0	20.6	1.7	(6.9)	1.9
NH	2.3	1.5	0.9	1.6	0.7	0.4	0.1	0.6	0.6	0.3	0.3	9.4	9.1	(1.8)	16.9	2.3
NM	2.0	0.8	1.3	0.5	0.1	0.4	-	-	-	-	0.3	5.5	5.1	4.1	(70.8)	8.4
NY	22.8	7.5	8.6	1.8	1.3	2.5	0.6	-	-	-	0.6	45.8	46.8	(2.8)	18.9	(2.2)
NC	22.6	20.6	14.3	14.9	10.3	6.2	1.4	8.4	6.3	3.2	1.8	110.0	106.0	(4.7)	82.4	3.8
ND	3.9	2.6	1.9	-	0.7	0.5	0.2	0.4	0.4	0.1	0.1	11.0	10.6	2.9	10.0	3.9
OH	94.4	67.2	45.1	-	16.1	17.6	3.9	93.3	67.6	24.6	5.5	434.8	438.9	(4.3)	2.9	(0.9)
PA	32.8	23.1	21.8	36.5	7.6	5.0	1.6	5.6	4.6	2.7	1.9	143.4	142.0	0.0	3.5	1.0
SC	7.9	6.3	5.1	2.9	2.0	1.6	0.3	1.2	0.9	0.4	0.7	29.2	28.9	(6.3)	235.7	0.8
SD	1.5	1.4	1.1	1.9	0.3	0.3	0.1	-	-	-	0.2	7.0	9.6	(29.8)	(44.1)	(27.9)
TN	17.0	15.3	10.7	7.3	7.4	4.1	1.0	7.5	7.8	2.9	1.1	82.1	78.7	1.3	14.8	4.4
TX	9.4	8.9	5.6	1.5	0.4	0.7	0.7	-	-	-	3.0	30.2	12.6	126.3	(76.4)	140.2
UT	7.9	3.8	4.6	0.1	0.5	1.8	0.3	2.4	0.9	0.2	0.9	23.3	23.2	(10.8)	171.2	0.1
VT	3.0	2.5	2.1	4.8	0.6	0.8	0.1	0.7	0.7	0.3	0.3	15.9	16.2	(4.5)	19.9	(1.9)
VA	21.9	18.2	14.0	13.3	3.9	4.8	1.1	7.4	6.1	2.2	1.5	94.3	92.3	0.9	5.7	2.2
WA	1.6	1.1	1.2	-	-	0.5	0.1	-	-	-	0.4	4.8	3.0	63.2	nm	63.9
WV	4.5	3.5	3.3	1.1	1.6	0.6	0.2	-	0.5	0.1	1.0	16.3	18.1	(12.0)	(10.8)	(9.7)
WI	17.9	12.2	8.3	19.7	3.1	2.0	1.4	6.8	5.6	2.7	1.3	81.0	83.9	(5.5)	4.5	(3.5)
WY	0.4	0.3	0.1	-	-	0.1	-	-	-	-	0.1	1.0	0.8	6.6	6.9	16.6
All Other	2.1	1.7	1.6	2.7	0.2	1.0	0.1	-	-	-	-	9.6	10.8	(7.5)	(7.3)	(7.2)
Total	$530.1	$419.1	$293.5	$242.9	$119.4	$89.7	$27.8	$270.1	$237.6	$78.2	$48.2	$2,356.7	$2,345.1	(2.7)	7.5	0.5
Other Direct	-	0.7	-	2.3	-	-	-	-	0.2	-	-	3.2	5.5	(18.0)	(92.7)	(45.7)
Total Direct	$530.1	$419.8	$293.5	$245.2	$119.4	$89.7	$27.8	$270.1	$237.8	$78.2	$48.2	$2,359.9	$2,350.6	(2.7)	7.1	0.4

Surplus direct premiums written were $48.2 million and $30.0 million for the nine months ended September 30, 2010 and 2009, respectively.
*Consolidated change consists of commercial lines, personal lines and E&S.
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Percentage changes are calculated based on whole dollar amounts.

2010 Third-Quarter Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Commercial casualty:
Written premiums		$161	$168	$191	$156	$168	$171	$209	$359	$379	$520	$548		$704
Earned premiums		182	172	164	166	180	180	187	336	366	518	546		712
Loss and loss expenses ratio		56.5%	48.3%	58.3%	64.7%	45.0%	54.2%	55.2%	53.2%	54.7%	54.4%	51.5%		54.6%
Less catastrophe loss ratio		-	-	-	-	-	-	-	-	-	-	-		-
Loss and loss expenses excluding catastrophe loss ratio		56.5%	48.3%	58.3%	64.7%	45.0%	54.2%	55.2%	53.2%	54.7%	54.4%	51.5%		54.6%

Commercial property:
Written premiums		$122	$124	$129	$115	$124	$113	$132	$253	$245	$375	$370		$485
Earned premiums		123	121	121	122	122	120	121	242	241	365	362		485
Loss and loss expenses ratio		70.8%	90.1%	71.0%	34.9%	42.8%	88.3%	69.0%	80.5%	78.6%	77.3%	66.6%		58.6%
Less catastrophe loss ratio		9.0	36.7	8.3	(5.1)	0.6	23.5	7.4	22.5	15.4	18.0	10.4		6.6
Loss and loss expenses excluding catastrophe loss ratio		61.8%	53.4%	62.7%	40.0%	42.2%	64.8%	61.6%	58.0%	63.2%	59.3%	56.2%		52.1%

Commercial auto:
Written premiums		$91	$99	$103	$93	$92	$94	$110	$202	$204	$293	$296		$388
Earned premiums		96	96	95	98	99	98	99	191	197	287	296		394
Loss and loss expenses ratio		61.3%	72.9%	61.0%	69.3%	67.9%	62.5%	59.7%	67.0%	61.1%	65.1%	63.4%		64.9%
Less catastrophe loss ratio		(0.5)	4.2	(1.0)	0.4	(0.8)	3.3	(0.1)	1.6	1.6	0.9	0.8		0.7
Loss and loss expenses excluding catastrophe loss ratio		61.8%	68.7%	62.0%	68.9%	68.7%	59.2%	59.8%	65.4%	59.5%	64.2%	62.6%		64.2%

Workers' compensation:
Written premiums		$68	$72	$95	$71	$69	$79	$104	$167	$183	$235	$252		$323
Earned premiums		77	79	74	74	82	88	83	153	171	230	253		326
Loss and loss expenses ratio		112.2%	89.9%	91.4%	137.1%	110.2%	130.2%	117.5%	90.6%	124.0%	97.8%	119.5%		123.5%
Less catastrophe loss ratio		-	-	-	-	-	-	-	-	-	-	-		-
Loss and loss expenses excluding catastrophe loss ratio		112.2%	89.9%	91.4%	137.1%	110.2%	130.2%	117.5%	90.6%	124.0%	97.8%	119.5%		123.5%

Specialty package:
Written premiums		$37	$36	$39	$37	$38	$35	$38	$75	$73	$112	$110		$148
Earned premiums		38	37	37	37	37	37	35	74	72	112	110		147
Loss and loss expenses ratio		89.1%	85.6%	89.0%	40.5%	33.5%	114.3%	96.0%	87.3%	105.4%	87.9%	81.0%		70.6%
Less catastrophe loss ratio		18.7	20.2	1.1	(10.2)	(18.2)	68.8	13.7	10.8	41.9	13.4	21.5		13.4
Loss and loss expenses excluding catastrophe loss ratio		70.4%	65.4%	87.9%	50.7%	51.7%	45.5%	82.3%	76.5%	63.5%	74.5%	59.5%		57.2%

Surety and executive risk:
Written premiums		$23	$24	$23	$23	$28	$25	$25	$47	$50	$70	$78		$101
Earned premiums		22	25	24	27	27	25	25	49	50	71	77		104
Loss and loss expenses ratio		73.9%	36.2%	51.1%	95.7%	85.6%	67.0%	30.3%	43.6%	48.8%	53.2%	61.7%		70.5%
Less catastrophe loss ratio		-	-	-	-	-	-	-	-	-	-	-		-
Loss and loss expenses excluding catastrophe loss ratio		73.9%	36.2%	51.1%	95.7%	85.6%	67.0%	30.3%	43.6%	48.8%	53.2%	61.7%		70.5%

Machinery and equipment:
Written premiums		$9	$9	$8	$8	$9	$7	$8	$17	$15	$26	$24		$32
Earned premiums		9	8	8	8	8	8	7	16	15	25	23		31
Loss and loss expense ratio		11.9%	51.9%	6.1%	(47.6)%	38.4%	39.7%	59.3%	29.3%	49.3%	23.4%	45.6%		21.6%
Less catastrophe loss ratio		(1.7)	1.8	(1.0)	(3.5)	(0.1)	1.2	4.5	0.4	2.8	(0.3)	1.8		0.5
Loss and loss expense excluding catastrophe loss ratio		13.6%	50.1%	7.1%	(44.1)%	38.5%	38.5%	54.8%	28.9%	46.5%	23.7%	43.8%		21.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2010 Third-Quarter Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Personal auto:
Written premiums		$98	$97	$73	$77	$90	$89	$68	$170	$157	$268	$246		$324
Earned premiums		86	83	81	80	80	80	79	164	159	250	239		319
Loss and loss expenses ratio		68.1%	73.6%	58.2%	71.8%	64.9%	75.7%	63.6%	66.0%	69.7%	66.7%	68.1%		69.0%
Less catastrophe loss ratio		0.1	4.0	(0.1)	(0.8)	0.6	3.1	0.3	2.0	1.7	1.3	1.4		0.8
Loss and loss expenses excluding catastrophe loss ratio		68.0%	69.6%	58.3%	72.6%	64.3%	72.6%	63.3%	64.0%	68.0%	65.4%	66.7%		68.2%

Homeowner:
Written premiums		$83	$81	$60	$68	$75	$76	$56	$141	$132	$224	$208		$275
Earned premiums		72	72	70	69	68	70	70	142	140	214	207		276
Loss and loss expenses ratio		84.5%	123.8%	76.0%	53.0%	96.4%	147.8%	132.9%	100.2%	140.3%	94.9%	126.0%		107.8%
Less catastrophe loss ratio		13.4	52.8	6.9	(2.6)	18.0	77.6	51.5	30.1	64.5	24.5	49.4		36.4
Loss and loss expenses excluding catastrophe loss ratio		71.1%	71.0%	69.1%	55.6%	78.4%	70.2%	81.4%	70.1%	75.8%	70.4%	76.6%		71.4%

Other personal:
Written premiums		$27	$26	$22	$22	$25	$25	$21	$48	$45	$75	$70		$92
Earned premiums		24	24	23	23	22	22	22	47	44	71	67		90
Loss and loss expenses ratio		50.3%	53.0%	51.5%	33.8%	33.8%	42.6%	37.8%	52.3%	40.2%	51.6%	38.0%		36.9%
Less catastrophe loss ratio		4.3	5.3	2.8	0.5	3.4	18.7	11.0	4.1	14.8	4.2	11.0		8.3
Loss and loss expenses excluding catastrophe loss ratio		46.0%	47.7%	48.7%	33.3%	30.4%	23.9%	26.8%	48.2%	25.4%	47.4%	27.0%		28.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2010 Third-Quarter Supplemental Financial Data

Cincinnati Insurance Group (Excludes CSU)
Loss and Loss Expense Analysis

(In millions)		Paid				Loss				Loss
	Paid	loss	Total	Case	IBNR	expense	Total	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at September 30, 2010
Commercial casualty	$219	$80	$299	$(33)	$(9)	$(11)	$(53)	$186	$(9)	$69	$246
Commercial property	206	33	239	45	(2)	2	45	251	(2)	35	284
Commercial auto	156	27	183	6	-	(2)	4	162	-	25	187
Workers' compensation	172	29	201	22	6	4	32	194	6	33	233
Specialty packages	65	14	79	21	(3)	1	19	86	(3)	15	98
Surety and executive risk	45	9	54	(12)	1	-	(11)	33	1	9	43
Machinery and equipment	4	1	5	-	1	-	1	4	1	1	6
Total commercial lines	867	193	1,060	49	(6)	(6)	37	916	(6)	187	1,097

Personal auto	146	22	168	(5)	4	-	(1)	141	4	22	167
Homeowners	166	25	191	12	(2)	-	10	178	(2)	25	201
Other personal	34	5	39	(6)	2	-	(4)	28	2	5	35
Total personal lines	346	52	398	1	4	-	5	347	4	52	403
Total property casualty group	$1,213	$245	$1,458	$50	$(2)	$(6)	$42	$1,263	$(2)	$239	$1,500

Ceded loss and loss expense incurred at September 30, 2010
Commercial casualty	$66	$3	$69	$(42)	$(35)	$(28)	$(105)	$24	$(35)	$(25)	$(36)
Commercial property	4	3	7	(1)	(4)	-	(5)	3	(4)	3	2
Commercial auto	-	-	-	-	-	-	-	-	-	-	-
Workers' compensation	8	-	8	-	-	-	-	8	-	-	8
Specialty packages	-	1	1	-	(1)	-	(1)	-	(1)	1	-
Surety and executive risk	2	1	3	2	-	-	2	4	-	1	5
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	80	8	88	(41)	(40)	(28)	(109)	39	(40)	(20)	(21)

Personal auto	-	-	-	-	-	-	-	-	-	-	-
Homeowners	1	3	4	-	(6)	-	(6)	1	(6)	3	(2)
Other personal	-	-	-	-	(2)	-	(2)	-	(2)	-	(2)
Total personal lines	1	3	4	-	(8)	-	(8)	1	(8)	3	(4)
Total property casualty group	$81	$11	$92	$(41)	$(48)	$(28)	$(117)	$40	$(48)	$(17)	$(25)

Net loss and loss expense incurred at September 30, 2010
Commercial casualty	$153	$77	$230	$9	$26	$17	$52	$162	$26	$94	$282
Commercial property	202	30	232	46	2	2	50	248	2	32	282
Commercial auto	156	27	183	6	-	(2)	4	162	-	25	187
Workers' compensation	164	29	193	22	6	4	32	186	6	33	225
Specialty packages	65	13	78	21	(2)	1	20	86	(2)	14	98
Surety and executive risk	43	8	51	(14)	1	-	(13)	29	1	8	38
Machinery and equipment	4	1	5	-	1	-	1	4	1	1	6
Total commercial lines	787	185	972	90	34	22	146	877	34	207	1,118

Personal auto	146	22	168	(5)	4	-	(1)	141	4	22	167
Homeowners	165	22	187	12	4	-	16	177	4	22	203
Other personal	34	5	39	(6)	4	-	(2)	28	4	5	37
Total personal lines	345	49	394	1	12	-	13	346	12	49	407
Total property casualty group	$1,132	$234	$1,366	$92	$47	$22	$159	$1,223	$46	$256	$1,525

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

2010 Third-Quarter Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended											Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09		9/30/09		6/30/09		3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Premiums
Agency renewal written premiums		$677	$685	$682	$635		$669		$666		$695	$1,367	$1,361	$2,044	$2,030		$2,665
Agency new business written premiums		109	106	92	94		107		107		97	198	204	307	311		405
Other written premiums		(50)	(42)	(18)	(49)		(46)		(50)		(14)	(60)	(64)	(110)	(110)		(159)
Reported written premiums – statutory*		$736	$749	$756	$680		$730		$723		$778	$1,505	$1,501	$2,241	$2,231		$2,911
Unearned premium change		7	(21)	(48)	33		3		10		(46)	(69)	(36)	(62)	(33)		-
Earned premiums		$743	$728	$708	$713		$733		$733		$732	$1,436	$1,465	$2,179	$2,198		$2,911
Year over year change %
Agency renewal written premiums		1%	3%	(2)%	(5	) %	(3	) %	(10	) %	(5)%	0%	(8)%	1%	(6)%		(6)%
Agency new business written premiums		2	(1)	(5)	(6)		15		7		28	(3)	17	(1)	16		10
Other written premiums		(9)	16	(29)	4		13		(4)		58	6	21	0	19		15
Reported written premiums – statutory*		1	4	(3)	(5)		0		(8)		0	0	(4)	0	(3)		(3)
Paid losses and loss expenses
Losses paid		$421	$382	$334	$381		$390		$412		$401	$716	$813	$1,137	$1,203		$1,584
Loss expenses paid		84	72	80	96		83		84		78	151	162	235	245		340
Loss and loss expenses paid		$505	$454	$414	$477		$473		$496		$479	$867	$975	$1,372	$1,448		$1,924
Statutory combined ratio
Loss ratio		58.8%	65.1%	54.3%	49.9%		50.2%		71.6%		62.5%	59.8%	67.0%	59.5%	61.4%		58.6%
Allocated loss expense ratio		5.9	5.7	6.0	7.4		6.1		6.7		4.9	5.8	5.8	5.9	5.9		6.3
Unallocated loss expense ratio		6.9	5.2	6.7	7.7		6.4		6.3		6.8	6.0	6.6	6.2	6.5		6.8
Net underwriting expense ratio		32.9	31.3	34.1	34.1		34.2		32.0		30.9	32.7	31.4	32.8	32.4		32.7
Statutory combined ratio		104.5%	107.3%	101.1%	99.1%		96.9%		116.6%		105.1%	104.3%	110.8%	104.4%	106.2%		104.4%
Contribution from catastrophe losses		3.8	13.6	2.1	(1.7)		0.9		16.1		7.2	8.0	11.6	6.5	8.1		5.7
Statutory combined ratio excluding catastrophe losses		100.7%	93.7%	99.0%	100.8%		96.0%		100.5%		97.9%	96.3%	99.2%	97.9%	98.1%		98.7%
Commission expense ratio		18.7%	17.9%	18.4%	20.4%		20.1%		18.2%		17.7%	18.1%	17.9%	18.3%	18.7%		19.0%
Other expense ratio		14.2	13.4	15.7	13.7		14.1		13.8		13.2	14.6	13.5	14.5	13.7		13.7
Statutory expense ratio		32.9%	31.3%	34.1%	34.1%		34.2%		32.0%		30.9%	32.7%	31.4%	32.8%	32.4%		32.7%
GAAP combined ratio
GAAP combined ratio		103.9%	107.6%	102.6%	98.6%		95.1%		116.6%		107.5%	105.2%	112.1%	104.7%	106.4%		104.5%
Contribution from catastrophe losses		3.8	13.6	2.1	(1.7)		0.9		16.1		7.2	8.0	11.6	6.5	8.1		5.7
GAAP combined ratio excluding catastrophe losses		100.1%	94.0%	100.5%	100.3%		94.2%		100.5%		100.3%	97.2%	100.5%	98.2%	98.3%		98.8%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Third-Quarter Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Premiums
Agency renewal written premiums		$479	$492	$533	$478	$489	$488	$557	$1,025	$1,045	$1,504	$1,535		$2,013
Agency new business written premiums		74	73	66	67	76	79	76	139	155	213	231		298
Other written premiums		(42)	(33)	(11)	(42)	(37)	(43)	(7)	(44)	(51)	(86)	(88)		(130)
Reported written premiums – statutory*		$511	$532	$588	$503	$528	$524	$626	$1,120	$1,149	$1,631	$1,678		$2,181
Unearned premium change		36	6	(65)	29	27	32	(69)	(59)	(37)	(23)	(11)		18
Earned premiums		$547	$538	$523	$532	$555	$556	$557	$1,061	$1,112	$1,608	$1,667		$2,199
Year over year change %
Agency renewal written premiums		(2)%	1%	(4)%	(7)%	(3)%	(12)%	(5)%	(2)%	(8)%	(2)%	(7)%		(7)%
Agency new business written premiums		(3)	(8)	(13)	(19)	0	(9)	15	(10)	1	(8)	1		(4)
Other written premiums		(14)	23	(57)	7	10	(5)	76	14	28	2	21		17
Reported written premiums – statutory*		(3)	2	(6)	(9)	(2)	(12)	0	(3)	(6)	(3)	(5)		(6)
Paid losses and loss expenses
Losses paid		$290	$266	$230	$267	$267	$275	$271	$497	$546	$786	$813		$1,080
Loss expenses paid		65	58	63	76	66	67	60	120	126	186	192		268
Loss and loss expenses paid		$355	$324	$293	$343	$333	$342	$331	$617	$672	$972	$1,005		$1,348
Statutory combined ratio
Loss ratio		57.1%	59.0%	53.8%	50.2%	46.2%	66.0%	57.6%	56.4%	61.8%	56.7%	56.7%		55.1%
Allocated loss expense ratio		6.9	6.5	7.1	8.7	7.1	7.8	5.8	6.8	6.8	6.8	6.9		7.3
Unallocated loss expense ratio		6.7	4.8	6.6	7.9	6.0	5.7	6.4	5.7	6.0	6.0	6.0		6.5
Net underwriting expense ratio		34.8	31.7	31.9	35.1	35.6	32.5	29.2	31.8	30.8	32.7	32.2		32.9
Statutory combined ratio		105.5%	102.0%	99.3%	102.0%	94.9%	112.0%	99.0%	100.7%	105.4%	102.2%	101.8%		101.8%
Contribution from catastrophe losses		3.2	10.4	1.8	(1.8)	(1.2)	10.2	2.5	6.2	6.4	5.2	3.8		2.5
Statutory combined ratio excluding catastrophe losses		102.3%	91.6%	97.5%	103.8%	96.1%	101.8%	96.5%	94.5%	99.0%	97.0%	98.0%		99.3%
Commission expense ratio		19.0%	17.6%	17.2%	20.0%	20.3%	18.1%	16.4%	17.4%	17.2%	17.9%	18.2%		18.6%
Other expense ratio		15.8	14.1	14.7	15.1	15.3	14.4	12.8	14.4	13.5	14.8	14.0		14.3
Statutory expense ratio		34.8%	31.7%	31.9%	35.1%	35.6%	32.5%	29.2%	31.8%	30.7%	32.7%	32.2%		32.9%
GAAP combined ratio
GAAP combined ratio		103.4%	101.7%	102.1%	100.8%	92.4%	110.9%	102.2%	101.9%	106.6%	102.4%	101.9%		101.6%
Contribution from catastrophe losses		3.2	10.4	1.8	(1.8)	(1.2)	10.2	2.5	6.2	6.4	5.2	3.8		2.5
GAAP combined ratio excluding catastrophe losses		100.2%	91.3%	100.3%	102.6%	93.6%	100.7%	99.7%	95.7%	100.2%	97.2%	98.1%		99.1%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Third-Quarter Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Premiums
Agency renewal written premiums		$189	$187	$143	$153	$177	$176	$137	$330	$313	$519	$490		$642
Agency new business written premiums		25	24	18	20	21	19	14	42	34	67	55		75
Other written premiums		(6)	(7)	(6)	(6)	(8)	(5)	(6)	(13)	(13)	(19)	(21)		(26)
Reported written premiums – statutory*		$208	$204	$155	$167	$190	$190	$145	$359	$334	$567	$524		$691
Unearned premium change		(26)	(25)	19	5	(20)	(18)	26	(6)	9	(32)	(11)		(6)
Earned premiums		$182	$179	$174	$172	$170	$172	$171	$353	$343	$535	$513		$685
Year over year change %
Agency renewal written premiums		7%	6%	4%	(2)%	(4)%	(5)%	(6)%	5%	(6)%	6%	(5)%		(4)%
Agency new business written premiums		19	26	29	82	91	90	75	24	79	22	83		79
Other written premiums		25	(40)	0	25	33	0	(50)	0	(30)	10	5		10
Reported written premiums – statutory*		9	7	7	5	3	(1)	(3)	7	(2)	8	0		1
Paid losses and loss expenses
Losses paid		$128	$114	$103	$112	$121	$137	$130	$217	$267	$345	$389		$501
Loss expenses paid		17	14	17	19	18	18	18	30	35	48	52		71
Loss and loss expenses paid		$145	$128	$120	$131	$139	$155	$148	$247	$302	$393	$441		$572
Statutory combined ratio
Loss ratio		63.2%	82.4%	55.3%	49.4%	63.1%	90.1%	78.3%	69.0%	84.2%	67.0%	77.1%		70.2%
Allocated loss expense ratio		1.9	2.0	1.9	2.7	2.4	2.4	1.9	2.0	2.2	1.9	2.2		2.4
Unallocated loss expense ratio		7.2	6.7	7.2	7.1	7.8	8.2	8.3	6.9	8.3	7.1	8.1		7.8
Net underwriting expense ratio		28.4	30.1	42.1	30.2	29.5	29.8	35.4	35.3	32.1	32.8	31.2		31.0
Statutory combined ratio		100.7%	121.2%	106.5%	89.4%	102.8%	130.5%	123.9%	113.2%	126.8%	108.8%	118.7%		111.4%
Contribution from catastrophe losses		6.0	23.8	3.0	(1.4)	7.9	35.4	22.6	13.6	29.0	11.0	22.0		16.1
Statutory combined ratio excluding catastrophe losses		94.7%	97.4%	103.5%	90.8%	94.9%	95.1%	101.3%	99.6%	97.8%	97.8%	96.7%		95.3%
Commission expense ratio		17.1%	18.1%	22.4%	20.9%	19.1%	18.0%	22.5%	20.0%	20.0%	19.0%	19.6%		20.0%
Other expense ratio		11.3	12.0	19.7	9.3	10.4	11.7	12.9	15.3	12.2	13.8	11.6		11.0
Statutory expense ratio		28.4%	30.1%	42.1%	30.2%	29.5%	29.7%	35.4%	35.3%	32.2%	32.8%	31.2%		31.0%
GAAP combined ratio
GAAP combined ratio		103.4%	123.4%	102.5%	90.9%	102.3%	133.2%	120.7%	113.1%	126.9%	109.8%	118.7%		111.8%
Contribution from catastrophe losses		6.0	23.8	3.0	(1.4)	7.9	35.4	22.6	13.6	29.0	11.0	22.0		16.1
GAAP combined ratio excluding catastrophe losses		97.4%	99.6%	99.5%	92.3%	94.4%	97.8%	98.1%	99.5%	97.9%	98.8%	96.7%		95.7%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Third-Quarter Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2010	2009	Change	% Change	2010	2009	Change	% Change

Net premiums written	$78	$109	$(31)	(28)	$275	$228	$47	21
Net investment income	33	32	1	3	101	93	8	9
Amortization of interest maintenance reserve	(1)	(2)	1	50	(2)	(5)	3	60
Commissions and expense allowances on reinsurance ceded	2	2	-	nm	5	5	-	nm
Income from fees associated with Separate Accounts	-	-	-	nm	1	1	-	nm
Total revenues	$112	$141	$(28)	(21)	$380	$322	$58	18

Death benefits and matured endowments	$15	$14	$1	7	$41	$42	$(1)	(2)
Annuity benefits	10	6	4	67	27	22	5	23
Disability benefits and benefits under accident and health contracts	1	-	1	nm	2	2	-	nm
Surrender benefits and group conversions	6	4	2	50	17	15	2	13
Interest and adjustments on deposit-type contract funds	3	3	-	nm	8	8	-	nm
Increase in aggregate reserves for life and accident and health contracts	60	97	(37)	(38)	222	183	39	21
Payments on supplementary contracts with life contingencies	-	-	-	nm	-	-	-	nm
Total benefit expenses	$95	$124	$(29)	(23)	$317	$272	$45	17

Commissions	$11	$12	$(1)	(8)	$35	$30	$5	17
General insurance expenses and taxes	10	9	1	11	28	27	1	4
Increase in loading on deferred and uncollected premiums	(2)	(2)	-	nm	(5)	(4)	(1)	(25)
Net transfers from Separate Accounts	(2)	(2)	-	nm	(2)	(4)	2	50
Other deductions	-	-	-	-	-	-	-	nm
Total operating expenses	$17	$17	$-	nm	$56	$49	$7	14

Federal and foreign income tax benefit	(3)	(1)	(2)	(200)	(6)	(5)	(1)	(20)

Net gain from operations before realized capital gains or (losses)	$3	$1	$2	200	$13	$6	$7	117

Net realized gains or (losses) net of capital gains tax	-	-	-	-	1	(7)	8	nm

Net income (loss) (statutory)	$3	$1	$1	200	$14	$(1)	$15	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Third-Quarter Supplemental Financial Data